UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): January 5, 2011

TODAYS ALTERNATIVE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984

(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

857 Post Road
Suite 397
Fairfield, CT 06824

Registrant’s telephone number, including area code: (888) 880-0994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K for Todays Alternative Energy Corporation, as initially filed with the Securities and Exchange Commission (“SEC”) on January 7, 2011 (the “Original Report”).   The purpose of this Amendment is to revise certain disclosure herein to comply with Regulation S-K Item 304(a)(1)(iv).  This Amendment is an amendment and restatement of the Original Report in its entirety in order to provide a complete and more accurate presentation.

Item 4.01 Change in Registrant’s Certifying Accountant.

 On January 5, 2011, the board of directors of Todays Alternative Energy Corporation (the “Company”) approved the dismissal of Frumkin, Lukin & Zaidman CPAs (“FL&Z”) as the Company’s independent registered public accounting firm.  FL&Z’s dismissal was effective immediately.

FL&Z has not issued a report on the financial statements of the Company for each of the two most recent fiscal years.

During the period beginning on May 3, 2010 (the date that the Company engaged FL&Z) through January 5, 2011, (i) there were no disagreements between the Company and FL&Z on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On February 3, 2011, the Company provided FL&Z with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K/A, and has requested that FL&Z furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 3, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K/A.

On January 5, 2011, the Company engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal year ended October 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 5, 2011.

During the years ended October 31, 2009 and 2008 and the subsequent interim period through January 5, 2011, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Frumkin, Lukin & Zaidman CPAs dated February 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Todays Alternative Energy Corporation

Date: February 4, 2011	By: /s/ Len Amato
Len Amato
President, Chief Executive Officer and
Chairman